                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported)        November 22, 2005
                                                    ----------------------------

                              WILLBROS GROUP, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                               Republic of Panama
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            1-11953                                    98-0160660
--------------------------------------------------------------------------------
    (Commission File Number)                (IRS Employer Identification No.)

Plaza 2000 Building, 50th Street, 8th Floor,
            P.O. Box 0816-01098,                     Panama, Republic of Panama
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)

                                 +50-7-213-0947
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

         WILLBROS GROUP, INC. (THE "COMPANY") IS FILING THIS AMENDMENT NO. 1 ON FORM 8-K/A TO AMEND ITS CURRENT REPORT ON FORM 8-K FILED ON NOVEMBER 17, 2005 (THE "ORIGINAL 8-K"), SOLELY FOR THE PURPOSE OF CORRECTING THE DATE OF THE
EXHIBIT 16 LETTER FROM KPMG FROM NOVEMBER 16, 2005 TO NOVEMBER 17, 2005, THE REFERENCE IN SUCH LETTER TO THE DATE OF THE ORIGINAL 8-K, AND THE REFERENCE IN
ITEM 9.01(d) OF THE ORIGINAL 8-K TO THE DATE OF SUCH LETTER.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (d)    The following exhibit is filed herewith:

              16   Letter from KPMG dated November 17, 2005.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WILLBROS GROUP, INC.


Date:  November 22, 2005              By:   /s/ Warren L. Williams
                                          --------------------------------------
                                          Warren L. Williams
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer

                                  EXHIBIT INDEX



Exhibit No.                Description
-----------                -----------

16                         Letter from KPMG dated November 17, 2005.